1996 semiannual report

IDS
Utilities
Income
Fund

Icon of (light bulb)

The primary goal of IDS Utilities Income Fund, Inc. is a high level of current income. Secondary goals are growth of income and capital. The Fund invests primarily in securities of public utility companies.

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

Icon of (light bulb)

Dependable
dividends

Making money in the stock market isn't limited to trying to find stocks with rising prices. Many investors prefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry -- the companies that provide basics such as electricity, water and telephone service.

Contents
From the president                 3
From the portfolio manager         3
Ten largest holdings               5
Financial statements               6
Notes to financial statements      9
Investments in securities         24
Board members and officers        27
IDS mutual funds                  28

(Picture of) William R. Pearce
William R. Pearce
President of the Fund

To our shareholders
From the president

If you're an experienced investor, you know that the past two years have been unusually strong ones in many worldwide financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

(Picture of) Bernhard Fleming
Bernhard Fleming
Portfolio manager

From the portfolio manager

A generally buoyant stock market and sharp securities selection combined for a strong performance by IDS Utilities Income Fund during the first half of the fiscal year. For the period (July through December 1996), the Fund's total return, which includes net asset value change and distributions, was 8.8% for Class A shares. Although the end result was gratifying, the period got off on the wrong foot as the weight of higher long-term interest rates sent the stock market and the Fund into a tumble during July. But thanks to some reassuring economic news, especially regarding inflation, both of them soon got back on their feet and mounted an earnest advance that continued through the end of 1996, allowing the Fund to easily overcome the initial setback.

Natural gas leads the way

While all major utilities sectors performed positively, natural gas companies finished the six months with a clear margin over the electric and telephone companies. The reason was nothing more complex than healthy demand accompanied by moderate supply, which drove up gas prices. Complementing the favorable supply/demand situation was the expansion of some natural gas companies into related, but non-regulated, businesses. As the period progressed, I moderately increased the Fund's exposure to such companies.

The Fund got its next-biggest performance boost from its telephone holdings, some 40% of which were in foreign companies, including Canada, Spain, the United Kingdom and Portugal. Several of these foreign issues generated exceptionally good returns (as much as 25% for the October-December quarter alone). By comparison, the Fund's U.S. phone utility holdings, while still positive performers, generated lackluster results as deregulation in the telephone industry kept a cloud of uncertainty over that group.

Although they comprised only a small portion of the portfolio, holdings among real estate investment trusts also paid off very well. These non-utility issues were added mainly to enhance the Fund's yield, but as it turned out, they provided substantial price appreciation as well.

Outlook remains positive

While it seems unlikely that utilities would enjoy a repeat performance in 1997, I believe the overall investment environment remains reasonably good at this writing (mid-January). In addition, many utilities have done a good job of getting their costs under control and, therefore, are in better position to generate profits. As for specific sectors, I think the outlook for electric and telephone companies, particularly the regional Bell operators, is improving, and I've begun to shift more money into those areas. Taking a broader view, should the stock market have a lackluster year, I would expect utilities to perform relatively well, thanks to their above-average dividend yield.

Bernhard Fleming

Class A
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1996         $      7.54
June 30, 1996         $      7.24
Increase              $      0.30

Distributions
July 1, 1996 - Dec. 31, 1996
From income           $      0.11
From capital gains    $      0.22
Total distributions   $      0.33

Total return*               +8.8%**
Class B
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1996         $      7.54
June 30, 1996         $      7.23
Increase              $      0.31

Distributions
July 1, 1996 - Dec. 31, 1996
From income           $      0.09
From capital gains    $      0.22
Total distributions   $      0.31

Total return*               +8.4%**
Class Y
6-month performance
(All figures per share)
Net asset value (NAV)
Dec. 31, 1996         $      7.54
June 30, 1996         $      7.24
Increase              $      0.30

Distributions
July 1, 1996 - Dec. 31, 1996
From income           $      0.12
From capital gains    $      0.22
Total distributions   $      0.34

Total return*               +8.9%**

 * The prospectus discusses the effect of sales charges, if any, on the various classes.
** The total return is a hypothetical investment in the Fund with all distributions reinvested.

The Fund's ten largest holdings

IDS Utilities Income Fund, Inc.

(pie chart) The ten holdings listed here make up 20.12% of the Fund's net assets
--------------------------------------------------------------------------------


                                               Percent                    Value
                               (of Fund's  net  assets)    (as of Dec.  31,1996)
--------------------------------------------------------------------------------
Telefonica de Espana                              2.65%             $20,082,500
Spain's monopoly operator of basic telephone and telex services.

BCE                                               2.52               19,100,000
A diversified Canadian holding company with interest in telecommunications services and communications equipment manufacturing. Through its Bell Canada unit, the company is the largest supplier of telecommunication services in Canada. Northern Telecom, which is 52% owned by BCE, Inc., in the second largest maker of telecommunications equipment in North America.

GTE                                               2.10               15,925,000
The corporation's two major business segments are telephone operations and telecommunications products and services.

Columbia Gas Systems                              2.09               15,906,250
One of the nation's largest natural gas systems. The company's subsidiaries are engaged in the explorations, production, purchase, marketing, storage, transmission and distribution of natural gas, as well as other energy operations such as cogeneration.

CMS Energy                                        1.99               15,131,250
A holding company for a number of energy related subsidiaries:
Consumers Power Company is a combination electric and gas utility, CMS Generation is a multinational independent power producer, NOMECO is an oil and gas exploration and production company, and CMS Gas Transmission and Storage is self-explanatory with considerable gas storage in Michigan.

NIPSCO Inds                                       1.83               13,868,750
A holding company for Northern Indiana Public Service Company that supplies electricity and gas to residential, steel and industrial customers in the northern third of Indiana.

FPL Group                                         1.82               13,800,000
A diversified electric utility. the company's fuel mix is 25% purchased power, 50% oil and gas and 25% nuclear.

DPL                                               1.77               13,475,000
A holding company that owns Dayton Power & Light Co., an electric and natural gas utility that serves 470,000 retail customers in west central Ohio.

British Telecommunications                        1.72               13,038,750
A holding company that's principal activity is the supply of telecommunication services and equipment in the United Kingdom.
In addition, the company offers BT Chargecards which allow customers to call from almost any telephone in the U.K. and from 230 countries abroad.

Northern Telecom                                  1.63               12,375,000
Company is a global manufacturer of telecommunications equipment consisting of the research and the design, development, manufacture, marketing, sale, financing, installation and service of central office switching equipment, multimedia communications systems equipment transmission equipment, cable and outside plant products and other products and services.

                          Financial statements

                          Statement of assets and liabilities
                          IDS Utilities Income Fund, Inc.
                          Dec. 31, 1996
--------------------------------------------------------------------------------

                          Assets
--------------------------------------------------------------------------------
                                                                     (Unaudited)
Investments in securities, at value (Note 1)
   (identified cost $675,428,558)                                  $788,284,452
Cash in bank on demand deposit                                        8,042,375
Dividends and accrued interest receivable                             2,725,841
U.S. government securities held as collateral (Note 4)               20,746,887
--------------------------------------------------------------------------------

Total assets                                                        819,799,555
--------------------------------------------------------------------------------

                          Liabilities
--------------------------------------------------------------------------------

Dividends payable to shareholders                                       982,354
Payable for investment securities purchased                             941,308
Payable upon return of securities loaned (Note 4)                    58,802,607
Accrued investment management services fee                               10,870
Accrued distribution fee                                                  1,318
Accrued service fee                                                       3,647
Accrued transfer agency fee                                               2,291
Accrued administrative services fee                                         798
Other accrued expenses                                                   97,990
--------------------------------------------------------------------------------

Total liabilities                                                    60,843,183
--------------------------------------------------------------------------------

Net assets applicable to outstanding capital stock                 $758,956,372
--------------------------------------------------------------------------------


                          Represented by
--------------------------------------------------------------------------------
Capital stock -- authorized 10,000,000,000 shares of $.01
   par value                                                     $    1,006,894
Additional paid-in-capital                                          625,781,844
Undistributed net investment income                                     304,338
Accumulated net realized gain (Note 1)                               18,994,091
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies (Note 1)          112,869,205
--------------------------------------------------------------------------------

Total -- representing net assets applicable to outstanding
   capital stock                                                   $758,956,372
--------------------------------------------------------------------------------
Net assets applicable to outstanding shares: Class A               $694,289,601
                                             Class B               $ 64,435,385
                                             Class Y               $    231,386
Net asset value per share of outstanding capital stock:
                                        Class A shares 92,108,658  $       7.54
                                        Class B shares  8,550,055  $       7.54
                                        Class Y shares     30,696  $       7.54
See accompanying notes to financial statements.

                          Financial statements

                          Statement of operations
                          IDS Utilities Income Fund, Inc.
                          Six months ended Dec. 31, 1996
--------------------------------------------------------------------------------

                          Investment income
--------------------------------------------------------------------------------
                                                                     (Unaudited)
Income:
Dividends (net of foreign taxes withheld of $152,475)               $13,687,228
Interest                                                              1,880,123
--------------------------------------------------------------------------------
Total income                                                         15,567,351
--------------------------------------------------------------------------------

Expenses (Note 2):
Investment management services fee                                    1,903,136
Distribution fee --  Class B                                            201,926
Transfer agency fee                                                     453,002
Incremental transfer agency fee -- Class B                                2,785
Service fee
  Class A                                                               582,864
  Class B                                                                47,038
Administrative services fee                                             140,203
Compensation of board members                                             7,118
Compensation of officers                                                  3,352
Custodian fees                                                           44,460
Postage                                                                  27,395
Registration fees                                                        37,904
Reports to shareholders                                                  11,088
Audit fees                                                               12,000
Administrative                                                            2,420
Other                                                                    13,311
--------------------------------------------------------------------------------

Total expenses                                                        3,490,002
   Earnings credits on cash balances (Note 2)                           (17,761)
--------------------------------------------------------------------------------
Total net expenses                                                    3,472,241
--------------------------------------------------------------------------------

Investment income -- net                                             12,095,110
--------------------------------------------------------------------------------

                          Realized and unrealized gain -- net
--------------------------------------------------------------------------------

Net realized gain on security and foreign currency
  transactions (including loss of $887 from foreign
  currency transactions) (Note 3)                                    29,462,184
Net change in unrealized appreciation or depreciation
  of investments and on translation of assets and liabilities
  in foreign currencies                                              20,807,765
--------------------------------------------------------------------------------

Net gain on investments and foreign currencies                       50,269,949
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations                $62,365,059
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Financial statements

                          Statements of changes in net assets
                          IDS Utilities Income Fund, Inc.

--------------------------------------------------------------------------------

                          Operations and distributions
                                                      Dec. 31,1996 June 30, 1996
                                                  Six months ended    Year ended
                                                        (Unaudited)
--------------------------------------------------------------------------------

Investment income -- net                               $12,095,110 $ 26,734,704
Net realized gain on investments and foreign currencies 29,462,184   24,203,182
Net change in unrealized appreciation or depreciation of
  investments and on translations of assets and liabilities
  in foreign currencies                                 20,807,765   70,831,629
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations    62,365,059  121,769,515
--------------------------------------------------------------------------------

Distributions to shareholders from:
   Net investment income
     Class A                                           (11,208,165) (24,688,076)
     Class B                                              (701,907)    (739,354)
     Class Y                                                (3,468)      (6,149)
   Net realized gain
     Class A                                           (19,457,819)    (299,241)
     Class B                                            (1,790,823)     (11,873)
     Class Y                                                (6,467)         (78)
--------------------------------------------------------------------------------

Total distributions                                    (33,168,649) (25,744,771)
--------------------------------------------------------------------------------

                          Capital share transactions (Note 5)
--------------------------------------------------------------------------------

Proceeds from sales
   Class A shares (Note 2)                              33,169,355   78,592,388
   Class B shares                                       17,644,456   40,903,798
   Class Y shares                                           48,954       89,357
Reinvestment of distributions at net asset value
   Class A shares                                       27,837,664   23,707,598
   Class B share                                         2,342,704      723,097
   Class Y shares                                            9,637        6,227
Payments for redemptions
   Class A shares                                      (71,038,356)(118,878,052)
   Class B shares (Note 2)                              (4,758,776)  (4,737,386)
   Class Y shares                                           (9,717)     (75,904)
--------------------------------------------------------------------------------

Increase in net assets from capital share transactions   5,245,921   20,331,123
--------------------------------------------------------------------------------
Total increase in net assets                            34,442,331  116,355,867


Net assets at beginning of  period                     724,514,041  608,158,174
--------------------------------------------------------------------------------


Net assets at end of period
  (including undistributed net investment income of
  $304,338 and $122,768)                              $758,956,372 $724,514,041
--------------------------------------------------------------------------------
See accompanying notes to financial statements.











Notes to financial statements

IDS Utilities Income Fund, Inc.
(Unaudited as to Dec. 31, 1996)
-------------------------------------------------------------------
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in securities of public utilities companies. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares maybe subject to a contingent deferred sales charge.
Class B shares automatically convert to Class A after eight years. Class Y shares, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index and interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales for foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.
-------------------------------------------------------------------
2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually.

Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
 o Class A $15
 o Class B $16
 o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $624,563 for Class A and $22,221 for Class B for the six months ended Dec. 31, 1996. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Dec. 31, 1996 the Fund's custodian and transfer agency fees were reduced by $17,761 as a result of earning credits from overnight cash balances.
-------------------------------------------------------------------
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $259,829,026 and $277,084,481, respectively, for the six months ended Dec. 31, 1996. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $31,088 for the six months ended Dec. 31, 1996.
-------------------------------------------------------------------
4. Lending of portfolio securities

At Dec. 31, 1996, securities valued at $57,458,145 were on loan to brokers. For collateral, the Fund received $38,055,720 in cash and U.S. government securities valued at $20,746,887. Income from securities lending amounted to $98,342 for the six months ended Dec. 31, 1996. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
-------------------------------------------------------------------
5. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:
                                  Six months ended Dec. 31, 1996

                           Class A      Class B        Class Y
--------------------------------------------------------------------

Sold                     4,549,700    2,409,988          6,694
Issued for reinvested    3,703,899      310,904          1,281
   distributions
Redeemed                (9,770,103)    (652,826)        (1,324)
--------------------------------------------------------------------
Net increase (decrease) (1,516,504)   2,068,066          6,651
--------------------------------------------------------------------
                                  Year ended June 30, 1996

                           Class A      Class B        Class Y
--------------------------------------------------------------------

Sold                    11,579,424    6,000,487         13,089
Issued for reinvested    3,446,251      103,780            940
   distributions
Redeemed               (17,487,689)    (682,226)       (11,172)
--------------------------------------------------------------------
Net increase (decrease) (2,462,014)   5,422,041          2,857
--------------------------------------------------------------------

6. Financial highlights

The tables below shows certain important financial information for evaluating the Fund's results.


          IDS Utilities Income Fund, Inc.
          Performance
          Financial highlights

          Fiscal period ended June 30,
          Per share income and capital changes*
                                           Class A
                      1996*** 1996  1995  1994  1993   1992  1991  1990  1989**

Net asset value,     $7.24   $6.26 $6.23 $7.05 $6.35  $5.67 $5.67 $5.54 $5.00
beginning of period
                           Income from investment operations:
Net investment income  .12     .30   .29   .31   .32    .33   .35   .37   .34

Net gains (losses)     .51     .96   .21  (.38)  .89    .73   .05   .19   .54
(both realized
and unrealized)

Total from investment  .63    1.26   .50  (.07) 1.21   1.06   .40   .56   .88
operations
                           Less distributions:
Dividends from net    (.11)   (.28) (.31) (.31) (.33)  (.32) (.35) (.37) (.34)
investment income

Distributions from    (.22)     --  (.16) (.44) (.18)  (.06) (.05) (.06)   --
realized gains

Total distributions   (.33)   (.28) (.47) (.75) (.51)  (.38) (.40) (.43) (.34)

Net asset value,     $7.54   $7.24 $6.26 $6.23 $7.05  $6.35 $5.67 $5.67 $5.54
end of period
                           Ratios/supplemental data
                                  Class A
                      1996*** 1996  1995  1994  1993   1992  1991  1990  1989**


Net assets, end of    $694    $677  $601  $651  $655   $406  $252  $197   $72
period (in millions)

Ratio of expenses to   .90%+   .90%  .89%  .82%  .86%   .92%  .90%  .96%  .87%+
average daily net assets#

Ratio of net income   3.43%+  4.03% 4.84% 4.55% 4.78%  5.37% 6.37% 6.65% 7.09%+
to average
daily net assets

Portfolio turnover rate 36%     84%  68%   102%   64%    49%   57%   53%   41%
(excluding short-term
securities)

Total return+++        8.8%   20.2% 8.4%  (1.7%)19.9%  19.2%  7.3% 10.3% 18.2%++

  * For a share outstanding throughout the period.Rounded to the nearest cent. ** Inception date. Period from Aug. 1, 1988 to June 30, 1989.
*** Six months ended Dec.31,1996 (Unaudited).
  + Adjusted to an annual basis.
 ++ For the period ended June 30, 1989, the annualized total return is 20.1%. +++ Total return does not reflect payment of a sales charge.
  # Effective fiscal year 1996, expense ratio isbased on total expanses of the Fund before reduction of earnings credits on cash balances.

          IDS Utilites Income Fund, Inc.
          Performance
                               Financial highlights

                               Fiscal period ended June 30,
                               Per share income and capital changes*
                               Class B                  Class Y
                         1996*** 1996  1995**     1996*** 1996   1995**

Net asset value,        $7.23   $6.26 $5.98      $7.24   $6.26  $5.98
beginning of period
                           Income from investment operations:

Net investment income     .11     .23   .15        .13     .31    .16

Net gains (both realized  .51     .96   .26        .51     .96    .27
and unrealized)

Total from investment     .62    1.19   .41        .64    1.27    .43
operations

                           Less distributions:
Dividends from net       (.09)   (.22) (.13)      (.12)   (.29)  (.15)
investment income

Distributions from       (.22)     --    --       (.22)     --     --
realized gains

Total distributions      (.31)   (.22) (.13)      (.34)   (.29)  (.15)

Net asset value,        $7.54   $7.23 $6.26      $7.54   $7.24  $6.26
end of period
                           Ratios/supplemental data
                               Class B                  Class Y
                         1996*** 1996  1995**     1996*** 1996   1995**

Net assets, end of        $64     $47    $7        $--     $--    $--
period (in millions)

Ratio of expenses to     1.66%+  1.68% 1.83%+      .73%+   .73%   .84%+
average daily net assets#

Ratio of net income      2.66%+  3.05% 4.83%+     3.60%+  4.13%  5.84%+
to average
daily net assets

Portfolio turnover rate    36%     84%   68%        36%     84%    68%
(excluding short-term
securities)

Total return++            8.4%   19.3%  6.9%       8.9%   20.4%   7.2%

  * For a share outstanding throughout the period. Rounded to the nearest cent. ** Inception date was March 20, 1995 for Class B and Class Y.
 *** Six months ended Dec. 31, 1996 (Unaudited).
   + Adjusted to an annual basis.
  ++ Total return does not reflect payment of a sales charge.
   # Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before the reduction of earning credits on cash balances.

                         Investments in securities
                         IDS Utilities Income Fund, Inc.
                         Dec. 31, 1996 (Unaudited)
                                                (Percentages represent value of
                                              nvestments compared to net assets)
--------------------------------------------------------------------------------
Common stocks (89.9%)
--------------------------------------------------------------------------------
Issuer                                           Shares                 Value(a)
--------------------------------------------------------------------------------
Banks and savings & loans (1.1%)
Barnett Banks                                   200,000             $ 8,225,000
--------------------------------------------------------------------------------
Communications equipment & services (1.2%)
Andrew                                          170,000 (b)           9,020,625
--------------------------------------------------------------------------------
Energy (1.6%)
Chesapeake Energy                                75,000 (b,d)         4,171,875
HarCor                                          600,000 (b)           2,925,000
Mobil                                            40,000               4,890,000
                                                                     -----------
Total                                                                11,986,875
--------------------------------------------------------------------------------
Energy equipment & services (0.6%)
Marine Drilling                                 200,000 (b)           3,937,500
--------------------------------------------------------------------------------
Real estate investment trusts (6.1%)
Avalon Property                                 250,000               7,187,500
Beacon Properties                               156,000               5,713,500
Duke Realty Investments                         150,000               5,775,000
Equity Residential                              100,000               4,125,000
Home Properties                                 260,000               5,850,000
LTC Properties                                  300,000               5,550,000
Security Capital                                216,666               4,631,236
Simon DeBartolo Group                           250,000               7,750,000
                                                                    ------------
Total                                                                46,582,236
--------------------------------------------------------------------------------
See accompanying notes to investments in securities.

Utilities -- electric (30.4%)
Baltimore Gas & Electric                      200,000                 5,350,000
Black Hills                                    21,300                   599,063
Carolina Power & Light                        150,000                 5,475,000
CINergy                                       250,000                 8,343,750
CMS Energy                                    450,000                15,131,250
DPL                                           550,000                13,475,000
DQE                                           300,000                 8,700,000
DTE Energy                                    200,000                 6,475,000
Duke Power                                    225,000                10,406,250
Edison Intl                                   550,000                10,931,250
FPL Group                                     300,000                13,800,000
GPU                                           325,000                10,928,125
Houston Inds                                  350,000                 7,918,750
KU Energy                                     200,000                 6,000,000
LG&E Energy                                   430,000                10,535,000
Long Island Lighting                          300,000                 6,637,500
MDU Resources Group                           262,500                 6,037,500
NIPSCO Inds                                   350,000                13,868,750
Northern States Power                         200,000                 9,175,000
Ohio Edison                                   250,000                 5,687,500
Pinnacle West Capital                         300,000                 9,525,000
Public Service Co of Colorado                 200,000                 7,775,000
Sierra Pacific Resources                      400,000                11,500,000
SIGCORP                                       100,000                 3,462,500
TECO Energy                                   425,000                10,253,125
Texas Utilities                               150,000 (d)             6,112,500
UtiliCorp United                              250,000                 6,750,000
                                                                   ------------
Total                                                               230,852,813
--------------------------------------------------------------------------------
Utilities -- gas (16.7%)
Brooklyn Union Gas                            125,000 (d)             3,765,625
Coastal                                       250,000                12,218,750
Columbia Gas System                           250,000                15,906,250
El Paso Natural Gas                           100,000                 5,050,000
Enron                                         250,000 (d)            10,781,250
KN Energy                                     300,000                11,775,000
MCN                                           190,000                 5,486,250
Natl Fuel Gas                                 150,000                 6,187,500
New Jersey Resources                          300,000                 8,775,000
NICOR                                         225,000                 8,043,750
Northwest Natural Gas                         262,500                 6,300,000
ONEOK                                         200,400                 6,012,000
Pacific Enterprises                           200,000                 6,075,000
Questar                                       150,000                 5,512,500
Sonat                                         150,000                 7,725,000
WICOR                                         200,000                 7,175,000
                                                                   ------------
Total                                                               126,788,875
--------------------------------------------------------------------------------
Utilities -- telephone (11.0%)
AirTouch Communications                       300,000 (b)             7,575,000
Ameritech                                     200,000                12,125,000
BellSouth                                     300,000                12,112,500
Century Telephone Enterprises                 300,000                 9,262,500
GTE                                           350,000                15,925,000
MCI Communications                            200,000                 6,537,500
NYNEX                                         100,000                 4,812,500
Paging Network                                250,000 (b)             3,812,500
Southern New England Telecom                  300,000                11,662,500
                                                                   ------------
Total                                                                83,825,000
--------------------------------------------------------------------------------
Miscellaneous (0.8%)
American Water Works                          300,000                 6,187,500
--------------------------------------------------------------------------------
Foreign (20.4%)(c)
Alberta Energy                                200,000                 4,776,336
BCE                                           400,000                19,100,000
British Telecommunications ADR                190,000 (d)            13,038,750
Commonwealth Bank of Australia              1,048,872 (b,d)           6,691,853
Compania Anonima Nacional
  Telefonos de Venezuela ADR                  100,000 (b)             2,812,500
EVN Energie-Versorgung
  Niederoesterreich                            30,000                 4,516,278
Ericsson ADR                                  300,000                 9,056,250
Iberdrola                                     475,000 (d)             6,732,139
Natl Power                                    800,000                 6,701,269
Northern Telecom                              200,000                12,375,000
Portugal Telecom S.A. ADR                     150,000                 4,237,500
Renaissance Energy                            200,000 (b)             6,813,948
Shell Transport & Trading                      40,000                 4,095,000
Telecomunicacoes Brasileiras ADR              150,000                11,475,000
Telefonica de Espana ADR                      290,000                20,082,500
TransCanada Pipeline                          200,000 (d)             3,500,000
Transport adora de Gas del Sur                400,000 (d)             4,900,000
United Utilities                              500,000 (b)             5,318,875
Veba                                          150,000 (d)             8,675,591
                                                                    ------------
Total                                                               154,898,789
--------------------------------------------------------------------------------
Total common stocks
(Cost: $573,007,458)                                               $682,305,213
--------------------------------------------------------------------------------

Preferred stocks (2.2%)
--------------------------------------------------------------------------------

Issuer                                         Shares                   Value(a)
--------------------------------------------------------------------------------
Kaiser Aluminum                               275,000 (e)             3,093,750
MCN Finance
  8.75% Cv                                    218,000                 6,022,250
Morgan Stanley-AESC
  5% Cv                                       247,500 (b)             7,765,313
--------------------------------------------------------------------------------
Total preferred stocks
(Cost: $14,099,468)                                                $ 16,881,313
--------------------------------------------------------------------------------
Bonds (3.8%)
--------------------------------------------------------------------------------
Issuer and                                  Principal                   Value(a)
coupon rate                                    amount
--------------------------------------------------------------------------------
Mortgage-backed security (0.8%)
Federal Natl Mtge Assn
7% 2026                                    $6,087,893               $ 5,963,091
--------------------------------------------------------------------------------
Domestic (1.9%)
Bell Telephone Pennsylvania
  7.375% 2033                               5,000,000              $  4,897,250
Cincinnati Bell
  6.25% 2001 Cv                               125,000                    75,000
Tele-Communications
  9.875% 2022                               4,500,000                 4,828,770
Texas Utilities
  7.375% 2025                               5,000,000                 4,756,900
                                                                   ------------
Total                                                                14,557,920
--------------------------------------------------------------------------------
Foreign (1.1%)(c)
Hydro-Quebec
  (Canadian Dollar)
  8.50% 2029                                5,000,000                 5,547,150
TransCanada Pipeline
  (U.S. Dollar)
  9.875% 2021                               2,000,000                 2,462,360
                                                                   ------------
Total                                                                 8,009,510
--------------------------------------------------------------------------------
Total bonds
(Cost: $27,752,802)                                                $ 28,530,522
--------------------------------------------------------------------------------

Short-term securities (8.0%)
--------------------------------------------------------------------------------
Issuer                       Annualized               Amount            Value(a)
                               yield on           payable at
                                date of             maturity
                               purchase
--------------------------------------------------------------------------------
U.S. government agency (1.1%)
Federal Natl Mtge Assn
Disc Nts
  01-13-97                         5.38%           $1,300,000       $ 1,297,677
  01-14-97                         5.51             1,000,000           998,014
  01-15-97                         5.47             6,100,000         6,087,048
                                                                     ----------
Total                                                                 8,382,739
--------------------------------------------------------------------------------
Commercial paper (6.7%)
BBV Finance (Delware)
  01-15-97                         5.42             5,900,000         5,887,610
  01-21-97                         5.35             5,100,000         5,083,529
Bell Atlantic
  01-10-97                         5.61             6,200,000         6,191,320
CAFCO
  01-16-97                         5.55               700,000 (f)       698,387
Cargill
  01-10-97                         5.69             4,200,000         4,194,036
Mobil Australia Finance (Delaware)
  01-02-97                         5.42             3,600,000 (f)     3,599,460
Natl Australia Funding (Delaware)
  01-03-97                         5.44             5,900,000         5,898,223
Pioneer Hi-Bred
  01-14-97                         5.66             5,000,000         4,989,799
  01-16-97                         5.40             5,500,000         5,487,671
  01-16-97                         5.67             2,300,000         2,294,585
Siemens
  01-31-97                         5.68             2,300,000         2,289,171
Toyota Motor Finance
  02-04-97                         5.36             4,000,000         3,979,902
                                                                    -----------
Total                                                                50,593,693
--------------------------------------------------------------------------------
Letter of credit (0.2%)
Bank of America-
  Barbers Point AES
  02-07-97                         5.53             1,600,000         1,590,972
--------------------------------------------------------------------------------
Total short-term securities
(Cost: $60,568,830)                                                $ 60,567,404
--------------------------------------------------------------------------------
Total investments in securities
(Cost: $675,428,558)(g)                                            $788,284,452
--------------------------------------------------------------------------------

Notes to investments in securities
--------------------------------------------------------------------------------
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) PRIDES - Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stocks.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(g) At Dec. 31, 1996, the cost of securities for federal income tax purposes was approximately $675,425,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                  $116,976,000
    Unrealized depreciation                    (4,117,000)
    ------------------------------------------------------

    Net unrealized appreciation              $112,859,000
    ------------------------------------------------------

Board members and officers

Board members and officers of the Fund
-----------------------------------------------------------------
President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.
-----------------------------------------------------------------
Independent board members

H. Brewster Atwater Jr.
Former chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for
Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The Readers's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.
-----------------------------------------------------------------
Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.
-----------------------------------------------------------------
Officers who also are officers and/or employees of AEFC


Peter J. Anderson
Vice President of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.
-------------------------------------------------------------------
Other officer

 Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.


IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world globe

IDS Global Growth Fund
Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks-and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

 (icon of) cart of precious gems

IDS Discovery Fund

Invests  in  small-  and  medium-size,   growth-oriented  companies  emphasizing
technological innovation and productivity enhancement.
Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.


(icon of) flower

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth and income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) spinning toy

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised  primarily of high-quality  corporate bonds and
other  highly  rated  debt  instruments   including  government  securities  and
short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

 IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

PAGE
Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone(R) phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

PAGE
AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Utilities Income Fund
IDS Tower 10
Minneapolis, MN 55440-0010